Exhibit 10.2


                              CALIBRE ENERGY, INC.

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of April 18, 2006, by and among Calibre Energy, Inc., a Nevada corporation (the "Company"), and the undersigned holders of common stock (the "Company Stock") of the Company together with their qualifying transferees (the "Holders").

                                    RECITALS:

A. The Company has sold Units comprised of shares of the Company's Common Stock and warrants exercisable for shares of the Company's Common Stock (collectively with the shares sold, the "Common Shares") to the Holders pursuant to one or more Subscription Agreements (each a "Subscription").

B. The sale of the Units is conditional upon the granting of the rights set forth herein, and by this Agreement the Company and the Holders desire to provide for certain rights as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties, severally and not jointly, hereby agree as follows:

                                   AGREEMENT:

          1. Registration Rights.

               1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                    (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

                    (b) The term "Registrable Securities" means (i) any and all Common Shares issued or issuable upon exercise of the warrants issued and sold by the Company pursuant to the Subscriptions; (ii) stock issued in lieu of the Common Shares referred to in (i) in any reorganization which has not been sold to the public; or (iii) stock issued in respect of the Common Shares referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public.

                    (c) The terms "Holder" or "Holders" means any person or persons who hold Registrable Securities or qualifying transferees under subsection 1.9 hereof who hold Registrable Securities.

                    (d) The term "SEC" means the Securities and Exchange Commission.

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                    (e) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification
          and  filing  fees,   printing   expenses,   escrow   fees,   fees  and
          disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               1.2 Company Registration.

                    (a) Registration. If at any time or from time to time, the Company shall determine to register any shares of its common stock, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee, director or consultant stock option or purchase plans or other equity compensation plans, or a registration on Form S-4 relating solely to a SEC Rule 145 transaction, the Company will:

                              (i) promptly  give to each Holder  written  notice
                    thereof at least 10 days prior to the initial filing of the registration statement relating to such registration; and

                              (ii) include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 5 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

                    Notwithstanding the foregoing, if the Company shall have already registered for resale pursuant to a registration in accordance with Section 1.3 all of the Registrable Securities, the Company shall not be required to include such Registrable Securities in the Company's registration or to deliver the written notice to each Holder as provided in subsection 1.2(a)(i).

                    (b) Underwriting.

                              (i) If the registration of which the Company gives
                    notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection
                    1.2(a)(i). In such event the right of any Holder to registration pursuant to subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Notwithstanding the foregoing, if the Company proposes to commence an underwriting with respect to shares of its common stock and shall not have otherwise been required to deliver a notice of the registration to the Holders of its Registrable Securities pursuant to the last sentence of subsection 1.2(a), the Company shall deliver a written notice of such

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                    underwriting  at least 10 days prior to the  commencement of such underwriting and provide the Holders an opportunity to participate in such underwriting in accordance with this subsection 1.2(b). The Company shall, subject to subsection 1.2(b)(ii) below, include the Registrable Securities of any Holder in such underwriting that specifies in a written request or requests, made within 5 days after receipt of such written notice from the Company. All Holders proposing to distribute their Registrable Securities through any such
                    underwriting   pursuant  to  this  subsection  1.2(b)  shall
                    (together with the Company and the other shareholders distributing their shares of common stock through such
                    underwriting)  enter  into  an  underwriting   agreement  in
                    customary form with the underwriter or underwriters selected for such underwriting by the Company.

                              (ii) Notwithstanding any other provision of this subsection 1.2, if the underwriter managing such public offering determines that marketing factors require a limitation of the number of shares of common stock to be underwritten, and (A) if such registration is the first registered offering of the sale of the Company's common stock to the general public, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting, or (B) if such registration is other than the first registered offering of the sale of the Company's common stock to the general public, the underwriter may limit the amount of Registrable Securities to be included in the registration and underwriting by the Company's shareholders; provided, however, the number of Registrable Securities to be included in such registration and underwriting under this subsection 1.2(b)(ii) shall not be reduced to less than thirty percent (30%) of the aggregate shares of common stock included in such underwriting without the prior consent of at least a majority of the Holders who have requested their Registrable Securities to be included in such underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among Holders requesting inclusion in such underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.2(a)(i) above; provided that the number of shares of Registrable Securities requested to be included in such underwriting shall not be reduced unless all other shares of common stock being sold by shareholders other than the Holders are first entirely excluded from the underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               1.3 Form SB-2 or S-3. In addition to the rights and obligations set forth in subsection 1.2 above, within one hundred twenty (120) days of the sale of the Units, Company will use commercially reasonable efforts to prepare and file a registration statement on Forms SB-2 or S-3 (or any successor to Forms SB-2 or S-3) to register the resale from time to time of the Holder's Registrable Securities. In such a registration, the Company shall use commercially reasonable efforts to cause such registration statement on Forms SB-2 or S-3 (or any successor form to Forms SB-2 or S-3) to be declared effective by the SEC as soon as practicable; provided, however, the Company shall not be required to effect a registration pursuant to this subsection 1.3:

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                    (a) in any  particular  jurisdiction  in which  the  Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (b) during the period starting with the date of filing of, and ending on a date 90 days following the effective date of, a registration statement pursuant to subsection 1.2, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period.

                              Any Holder that intends to dispose of  Registrable
                    Securities  pursuant to a registration under this subsection
                    1.3 shall not offer, sell or otherwise dispose of any Registrable Securities unless it has provided to the Company a written notice of its intent to offer and sell the Registrable Securities pursuant to a registration under this subsection 1.3 at least ten (10) days prior to the offer or sale of the Registrable Securities. Upon receipt of such notice by the Company from a Holder, the Company may voluntarily suspend the effectiveness of any registration statement filed pursuant to this subsection 1.3 for a limited time, which in no event shall be longer than 90 days in any six-month period, if the Company has been advised by counsel or underwriters to the Company that the offering for resale of any Registrable Securities pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation or other transaction involving the Company.

               1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 shall be borne by the Company except as follows:

                    (a) The Company shall not be required to pay fees or disbursements of more than one firm of legal counsel to the Holders, such fees to not exceed $10,000 in the aggregate.

                    (b) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

               1.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.4, at its expense the Company will:

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                    (a) Prepare and file with the SEC a  registration  statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or if such registration statement is on Form SB-2 or S-3 (or any successor to Form SB-2 or S-3) and provides for sales of securities from time to time pursuant to Rule 415 under the Securities Act, for up to one year.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

                    (c) Furnish, without charge, to the Holders such numbers of copies of a prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them. The Holders shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval shall not be unreasonably withheld.

                    (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Notwithstanding the foregoing, the Company shall not be obligated to enter into an underwriting agreement with any underwriter unless the Company was previously consulted with respect to the selection of each underwriter and the Company consented to such selection, which consent shall not be unreasonably withheld. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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                    (g) The Company shall:

                              (i) make available for inspection by a representative of the Holders, the managing underwriter participating in any disposition pursuant to such registration statement and one firm of attorneys designated by the Holders (upon execution of customary confidentiality agreements reasonably satisfactory to the Company and its counsel), at reasonable times and in reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter or attorney in connection with a registration statement as shall be necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

                              (ii) use its  commercially  reasonable  efforts to
                    cause all Registrable Securities covered by a registration statement to be listed on any securities exchange or any automated quotation system on which the shares of common stock of the Company are then listed;

                              (iii) cause to be provided to the Holders that are
                    selling Registrable Securities pursuant to such registration statement and to the managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, upon the effectiveness of such registration statement, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold comfort" letter of independent auditors (a "Comfort Letter") in each case addressed to such Holders and managing underwriter, if any;

                              (iv) notify in writing the Holders that are selling Registrable Securities pursuant to such registration statement and any managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, (A) when the registration statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to the registration statement or of any material request by the SEC or any state securities authority for additional information after the registration statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of the registration statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this

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                    Agreement,  relating  to  disclosure  cease  to be true  and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the registration statement is effective such that such registration statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading (in the case of a prospectus, in light of circumstances under which they were made) and (F) of any determination by the Company that a post-effective amendment to the registration statement would be appropriate. The Holders hereby agree to suspend, and to cause any managing underwriter to suspend, use of the
                    prospectus  contained  in  a  registration   statement  upon
                    receipt of such notice under clause (C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission or otherwise.

                              If the notification  relates to an event described
                    in clauses (E) or (F), the Company shall promptly prepare and furnish to each selling Holder and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                              (v) provide and cause to be  maintained a transfer
                    agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                              (vi) deliver  promptly upon request to each Holder
                    participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC and its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any Holder of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

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                              (vii)  use  commercially   reasonable  efforts  to
                    obtain  the   withdrawal   of  any  order   suspending   the
                    effectiveness of the registration statement;

                              (viii) provide a CUSIP number for all  Registrable
                    Securities   not  later  than  the  effective  date  of  any
                    registration statement;

                              (ix) make  reasonably  available its employees and
                    personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

                              (x) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) (other than a registration statement or prospectus prepared pursuant to subsection 1.3) provide copies of such document to counsel to the seller of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning such sellers prior to the filing thereof as counsel for such sellers or underwriters may reasonably request; and

                              (xi) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities.

               1.6 Indemnification.

                    (a) The Company will indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on
          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement (or alleged untrue statement) of

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          a material fact contained in any preliminary or final  prospectus,  or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, or not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is
          based  on  any  untrue   statement  or  omission  based  upon  written
          information furnished to the Company by such Holder or underwriter specifically for use therein; and provided further, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises directly out of or is based primarily upon an untrue statement or omission made in any preliminary or final prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

                    (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or final prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.6(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration; and provided further, that a Holder will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Holder by the Company or underwriter specifically for use therein.

                    (c) Each party entitled to indemnification under this subsection 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure resulted in material prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                    (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under subsection 1.6, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of any claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults, but also any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this subsection 1.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this subsection 1.6(d). The amount paid or payable in respect of any claim shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this subsection 1.6 to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this subsection 1.6(d) to contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the Indemnified Parties relate, less the amount of any indemnification payment made pursuant to subsection 1.6.

                    (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by, or on behalf of, any Indemnified Party and shall survive the transfer of the Registrable Securities by any such party.

               1.7 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to herein.

               1.8 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                    (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon receipt of a written request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

               1.9 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2, 1.3 and 1.8, may be assigned to a transferee or assignee of (i) at least 100,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and like events), (ii) the transfer is in connection with the transfer of all the Registrable Securities of a Holder (including by way of transfer of a Holder's Common Shares), or (iii) to any constituent partners or members of a Holder which is a partnership or limited liability company, or to affiliates (as such term is defined in SEC Rule 405) of a Holder, provided, that (a) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee, and identifying the securities with respect to which such registration rights are being assigned; (b) the assignee or transferee of such rights agrees in writing to be bound by the terms and conditions of this Agreement, and (c) solely as to transfers pursuant to clause (iii) above, any transferees or assignees agree to act through a single representative. The Company may prohibit the transfer of any Holders' rights under this subsection 1.9 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company, or when such transfer may violate applicable securities laws. Notwithstanding anything else in this subsection 1.9, any Holder may transfer rights to a transferee of a Holder's Registrable Securities (or Common Shares) if such transferee is a partner, member or shareholder or a retired partner, member or shareholder of such Holder.

               1.10 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of an IPO or reverse merger with a public company, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Company held by any such Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

               1.11 Delay of Registration. No Holder shall have any rights to take any actions to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 at any time, and the obligations of the Company to a Holder under this Section 1 shall terminate with respect to such Holder, when such Holder may sell all its Registrable Securities in a three (3) month period under Rule 144 of the Act (whether or not such Registrable Securities are then held in the form of Common Shares).

          2. Affirmative Covenants of the Company. The Company hereby covenants and agrees as follows:

               2.1 Annual Financial Information. The Company shall deliver to each Holder of at least ten thousand (10,000) (as adjusted for stock splits or recapitalizations) Registrable Securities (a "Qualified Holder") as soon as practicable after the end of each fiscal year of the Company, but in any event within 90 days thereafter, statements of operations, shareholders' equity and cash flows of the Company for such year, and a balance sheet of the Company as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited by independent public accountants selected by the Company's Board of Directors.

               2.2 Inspection. The Company shall permit each Qualified Holder, at such Qualified Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Qualified Holder; provided, however, that the Company shall not be obligated pursuant to this subsection to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               2.3 Termination of Information Covenants and Confidentiality of Information. The covenants of the Company set forth in subsections 2.1 and 2.2 shall terminate as to the Qualified Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of
Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended. Each Qualified Holder agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company, and which the Company has prominently marked "confidential", "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, unless such information is or becomes known to the Qualified Holder from a source other than the Company without violation of any rights of the Company, or is or becomes publicly known, or unless the Company gives its written consent to the Qualified Holder's release of such information, except that no such written consent shall be required (and the Qualified Holder shall be free to release such information to such recipient) if such information is to be provided to a Qualified Holder's counsel or accountant (and the provision of such information is directly necessary in order for such recipient provide services to Qualified Holder), or to an officer, director or partner of a Qualified Holder, provided that the Qualified Holder shall inform the recipient of the confidential nature of such information, and such recipient agrees in writing in advance of disclosure to treat the information as confidential.

               2.4 Issuance of Additional Units. If the Company fails to either have the registration statement declared effective within 120 days of the date hereof, or become a reporting issuer in a province in Canada, then the Company shall issue to each Holder, without additional consideration, that number of Units equal to 10% of the number of Units purchased by Holder pursuant to the Subscription. No fractional Units will be issued and the number of Units to be issued to a Holder shall be rounded down to the nearest whole number.

          3. General.

               3.1 Waivers and Amendments. With the written consent of the record holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Notwithstanding the foregoing, subsections 2.1, 2.2, and
2.3 may be amended only with the written consent of the Company and a majority of the shares then held by Qualified Holders. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities or Qualified Holders, as the case may be, who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 3.1.

               3.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada without regard the principles of conflicts of law thereof.

               3.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               3.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

               3.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by overnight courier service or mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Purchaser, at such party's address as set forth in the Company's records, or at such other address as such party shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Purchaser in writing.

               3.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

               3.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               3.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                       ----- SIGNATURES ON NEXT PAGE -----

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth underneath their respective signatures below.



"COMPANY"

Calibre Energy, Inc.,
a Nevada corporation


By:    /s/ Prentis B. Tomlinson, Jr.
    -------------------------------------------------
       Prentis B. Tomlinson, Jr.
       President

Date:  April 18, 2006


"HOLDER"


       If Holder is an individual, sign here:           /s/
                                               ---------------------------------
                                                        (Signature)

                              Print Name:_______________________________________

       If Holder is a company, trust or other entity, sign here:

                              Print Entity Name:________________________________

                              By:_______________________________________________
                                           (Signature)
                              Print Name and Title:_____________________________